Exhibit 10.5

FIFTH AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 9, 2020, is entered into by and among PETIQ, LLC, an Idaho limited liability company (“PetIQ”), the other Credit Parties signatory hereto (collectively with PetIQ, the “Borrowers”), the LENDERS signatory hereto, and EAST WEST BANK, a California banking corporation, as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”), with reference to the following facts:

RECITALS

A.        The Borrowers, the Lenders, and Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of January 17, 2018, as amended by the First Amendment to Amended and Restated Credit Agreement and Joinder dated as of August 9, 2018, the Second Amendment to Amended and Restated Credit Agreement dated as of March 25, 2019, and the Third Amendment to Amended and Restated Credit Agreement dated as of July 8, 2019, and as supplemented by the Consent Agreement dated as of October 17, 2018, the Joinder No. 1 to Amended and Restated Credit Agreement dated as of December 10, 2018, the consent letter dated May 7, 2019 from Administrative Agent to Borrower Representative, the Joinder No. 2 to Amended and Restated Credit Agreement dated as of July 23, 2019, and the Fourth Amendment to Amended and Restated Credit Agreement dated as of May 14, 2020 (collectively, the “Credit Agreement”) and certain other related Loan Documents, pursuant to which the Lenders provide the Borrowers a revolving credit facility with sub-facilities for letters of credit and swing line loans.

B.         The parties hereto desire to amend the Credit Agreement as set forth below.

NOW, THEREFORE, the parties hereby agree as follows:

1.         Defined Terms.  All initially capitalized terms used in this Amendment (including in the recitals hereto) without definition shall have the respective meanings set forth for such terms in the Credit Agreement.

2.         Addition of Definitions Relating to CAP IM Termination Agreement.

(a)        Addition of Definition of CAP IM Agreements.  Section 1.01 of the Credit Agreement is hereby amended and supplemented by adding therein a definition of “CAP IM Agreements” as follows:

“CAP IM Agreements” means, collectively, (a) the Exclusive Distribution and Supply Agreement dated August 22, 2014, as amended, between Cap Supply Inc. and PetIQ, LLC and (b) the Amended and Restated Exclusive License and Supply Agreement dated as of March 31, 2015 between CAP IM Supply, Inc. and PetIQ, LLC.

Fifth Amendment to Amended and Restated Credit Agreement

(b)        Addition of Definition of CAP IM Termination Agreement.  Section 1.01 is hereby amended and supplemented by adding therein a definition of “CAP IM Termination Agreement” as follows:

“CAP IM Termination Agreement” has the meaning specified in the definition of “Consolidated EBITDA”.

(c)        Addition of Definition of Fifth Amendment.  Section 1.01 of the Credit Agreement is hereby amended and supplemented by adding therein a definition of “Fifth Amendment” as follows:

“Fifth Amendment” means that certain Fifth Amendment to Amended and Restated Credit Agreement, dated as of the Fifth Amendment Effective Date, by and among the Borrowers, the Lenders party thereto and the Administrative Agent.

(d)        Addition of Definition of Fifth Amendment Effective Date.  Section 1.01 of the Credit Agreement is hereby amended and supplemented by adding therein a definition of “Fifth Amendment Effective Date” as follows:

“Fifth Amendment Effective Date” means the date on which the Fifth Amendment became effective in accordance with its terms and conditions, such date being July 9, 2020.

3.         Amendment of Definition of Consolidated EBITDA.  Section 1.01 of the Credit Agreement is hereby amended by inserting a new clause (b)(xi) in the definition of “Consolidated EBITDA” so that clauses (b)(x) and (b)(xi) of such definition reads in full as follows (changes to text are indicated, in the case of deletions, with a ~~strikethrough~~ or, in the case of additions, in bold, italicized and underscored type):

(x) fees and expenses paid to members of the board of directors of Parent (or any direct or indirect parent company of Parent) in an amount not to exceed $250,000 for any period of four consecutive Fiscal Quarters;

(xi) one-time non-cash expenses of up to $19,000,000 recorded in the fiscal quarter ending June 30, 2020 in connection with the termination of the CAP IM Agreements in accordance with that certain Termination, Settlement and Asset Purchase Agreement dated as of the Fifth Amendment Effective Date among PetIQ, LLC, CAP IM Supply, Inc. and CAP Supply Inc. (the “CAP IM Termination Agreement”), excluding, for the avoidance of doubt, the amount of all payments made under the CAP IM Termination Agreement attributable to purchases of inventory; minus

4.         Amendment of Definition of Indebtedness.  Section 1.01 of the Credit Agreement is hereby amended by amending and restating the last paragraph of the definition of “Indebtedness” so that it reads in full as follows (changes to text are indicated, in the case of deletions, with a ~~strikethrough~~ or, in the case of additions, in bold, italicized and underscored type):

Fifth Amendment to Amended and Restated Credit Agreement

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or          limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.  The amount of any Capitalized Lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.  For the avoidance of doubt, obligations to make payments under the CAP IM Termination Agreement constitute (x) “Indebtedness” (and as of the Fifth Amendment Effective Date, the aggregate principal amount of such Indebtedness (after giving effect to the netting of deposits held by the counterparties to the CAP IM Agreements on the Fifth Amendment Effective Date) does not exceed $19,000,000) and (y) “Indebtedness for borrowed money” for purposes of clause (b)(ii) of the definition of Consolidated Fixed Charge Coverage Ratio.

5.         Amendment of Notice Affirmative Covenant Relating to the CAP IM Termination Agreement. Section 6.05(a) of the Credit Agreement is hereby amended by amending and restating such clause in its entirety, which shall read in full as follows (changes to text are indicated, in the case of deletions, with a ~~strikethrough~~ or, in the case of additions, in bold, italicized and underscored type):

“(a) Defaults. The Credit Parties will promptly (but in any event within three (3) Business Days) notify the Administrative Agent and each Lender in writing following Senior Management obtaining knowledge of the occurrence of (i) any Default or Event of Default or (ii) any “default,” “event of default” or material breach under any Material Agreement or Pharmaceutical License or (iii) any termination or expiration of any Material Agreement or Pharmaceutical License (other than, in the case of clause (ii) and (iii) as it relates to the CAP Supply Agreement, any default, breach or termination thereof that occurred on or prior to the Fifth Amendment Effective Date or as part of the CAP IM Termination Agreement).”

6.         Amendment of Indebtedness Negative Covenant to Permit CAP IM Termination Agreement Obligations. Section 7.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of subsection (o), (ii) re-labelling current subsection (p) so that it becomes new subsection (q), and (iii) adding therein a replacement subsection (p) which shall read in full as follows:

“(p)      unsecured Indebtedness of the Credit Parties and their Restricted Subsidiaries incurred in connection with the termination of the CAP IM Agreements pursuant to the CP IM Termination Agreement; provided, that the aggregate amount of such Indebtedness shall not exceed $19,000,000 (after giving effect to the netting of deposits held by the counterparties to the CAP IM Agreements on the Fifth Amendment Effective Date); and”

7.         Amendment of Restricted Payments; Prepayments Negative Covenant to Permit Payment of CAP IM Termination Agreement Obligations. Section 7.04(b) of the Credit Agreement is hereby amended by adding therein a new clause vi which shall read in full as follows:

vi.        payments made pursuant to the CAP IM Termination Agreement in an

Fifth Amendment to Amended and Restated Credit Agreement

aggregate amount not to exceed the amount payable thereunder as of the Fifth Amendment Effective Date.

8.         Conditions Precedent.  The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions:

A.        This Amendment.  Administrative Agent shall have received this Amendment, duly executed by the Borrowers, the Required Lenders, and Administrative Agent; and

B.         Amendment to Term Credit Agreement.  Administrative Agent shall have received a copy of a fully executed amendment under the Term Credit Agreement, in form and substance reasonably satisfactory to the Required Lenders.

9.         General Amendment Provisions.

A.        The Credit Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms, and the Borrowers hereby ratify and confirm the Credit Agreement in all respects and reaffirm their obligations under the Credit Agreement in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, an amendment to, or a consent to a deviation from, any right, power, or remedy of Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, as in effect prior to the date hereof.

B.        The Borrowers represent and warrant to Administrative Agent and the Lenders that the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this Amendment (except for representations and warranties that expressly relate to an earlier date, which are true and correct in all material respects as of such earlier date) and that no Event of Default has occurred and is continuing.

C.         This Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally.  All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Amendment.

D.         This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing this Amendment (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

E.          This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of New York.

[Remainder of page intentionally left blank; signature pages follow]

Fifth Amendment to Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their respective duly authorized officers as of the date first above written.

The Borrowers:

PETIQ, LLC,
an Idaho limited liability company

By	/s/ McCord Christensen
Name:	McCord Christensen
Title:	Chief Executive Officer

TRUE SCIENCE HOLDINGS, LLC,
a Florida limited liability company

By	/s/ McCord Christensen
Name:	McCord Christensen
Title:	Chief Executive Officer

TRURX LLC,
an Idaho limited liability company

By	/s/ McCord Christensen
Name:	McCord Christensen
Title:	Chief Executive Officer

TRU PRODIGY, LLC,
a Texas limited liability company

By	/s/ McCord Christensen
Name:	McCord Christensen
Title:	Chief Executive Officer

COMMUNITY VETERINARY CLINICS, LLC,
a Delaware limited liability company

By	/s/ McCord Christensen
Name:	McCord Christensen
Title:	Chief Executive Officer

Fifth Amendment to Amended and Restated Credit Agreement

PET SERVICES OPERATING, LLC,
a Delaware limited liability company

By	/s/ McCord Christensen
Name:	McCord Christensen
Title:	Chief Executive Officer

PAWSPLUS MANAGEMENT, LLC,
a Delaware limited liability company

By	/s/ McCord Christensen
Name:	McCord Christensen
Title:	Chief Executive Officer

VIP PETCARE, LLC,
a Delaware limited liability company

By	/s/ McCord Christensen
Name:	McCord Christensen
Title:	Chief Executive Officer

COMMUNITY CLINICS, INC.,
a California corporation

By	/s/ McCord Christensen
Name:	McCord Christensen
Title:	Chief Executive Officer

PETIQ MFG, LLC (F/K/A HBH ENTERPRISES LLC),
a Utah limited liability company

By	/s/ McCord Christensen
Name:	McCord Christensen
Title:	Chief Executive Officer

Fifth Amendment to Amended and Restated Credit Agreement

The Agent, L/C Issuer and Swingline Lender:

EAST WEST BANK,
as Administrative Agent, LC/Issuer and Swingline Lender

By:	/s/ David A. Lehner
David A. Lehner
Senior Vice President

Fifth Amendment to Amended and Restated Credit Agreement

The Syndication Agent:

KEYBANK NATIONAL ASSOCIATION,
as Syndication Agent

By	/s/ Anthony Alexander
Name:	Anthony Alexander
Title:	Vice President

Fifth Amendment to Amended and Restated Credit Agreement

The Lenders:

EAST WEST BANK,
as a Lender

By:	/s/ David A. Lehner
David A. Lehner
Senior Vice President

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COMERICA BANK,
as a Lender

By	/s/ Catherine M. Vyenielo
Name:	Catherine M. Vyenielo
Title:	SVP

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KEYBANK NATIONAL ASSOCIATION,
as a Lender

By	/s/ Anthony Alexander
Name:	Anthony Alexander
Title:	Vice President

Fifth Amendment to Amended and Restated Credit Agreement